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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): November 30, 1999
                                                  -----------------

                           IBIS TECHNOLOGY CORPORATION
                           ----------------------------
             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                 0-23150                 04-2987600
---------------             ------------           ------------------
(State or other             (Commission             (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation)

32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS        01923
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (978) 777-4247
                                                    --------------
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ITEM 5.   OTHER EVENTS.

          On November 30, 1999, the Registrant publicly disseminated a press release announcing the completion of a licensing agreement with Mitsubishi
Materials Silicon Corporation (Mitsubishi). Under this agreement, the
Registrant will license its standard and Advantox-Registered Trademark-
SIMOX-SOI wafer fabrication process to Mitsubishi. The Registrant will receive an initial royalty fee and future royalties based on a percentage of Mitsubishi's SIMOX-SOI wafer sales. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibit.

        99.1      The Registrant's Press Release dated November 30, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IBIS TECHNOLOGY CORPORATION
                                      ---------------------------
                                      (Registrant)

Date: December 1, 1999                /s/ Debra L. Nelson
                                      ---------------------------
                                      Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit                                                                         Sequential
Number                     Description                                          Page Number
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
99.1                       The Registrant's Press Release                            5
                           dated November 30, 1999